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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Copper Mountain Networks, Inc.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)
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
                         Delaware                                                                33-0702004
--------------------------------------------------------------              -------------------------------------------------------
         (State of Incorporation or Organization)                                   (I.R.S. Employer Identification no.)

              2470 Embarcadero Way, Palo Alto, CA                                                   94303
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           (Address of principal executive offices)                                              (zip code)
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
If this form relates to the registration of a class of         If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act       securities pursuant to Section 12(g) of the Exchange Act
and is effective upon filing pursuant to General               and is effective pursuant to General Instruction A.(d),
Instruction A.(c), check the following box.  [_]               check the following box. [X]

Securities Act registration statement file number to which this form relates:    333-73153
                                                                                 ---------
                                                                              (If applicable)
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
Securities to be registered pursuant to Section 12(b) of the Act:
                   Title of Each Class to                                   Name of Each Exchange on Which
                      be so Registered                                      Each Class is to be Registered

                         None
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

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
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                               (Title of class)

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Item 1.     Description of Registrant's Securities to be Registered.

Incorporated by reference to the section entitled "Description of Capital Stock" on page 60 of the preliminary prospectus contained in Registrant's Amendment No. 1 to Registration Statement on Form S-1 filed with the Commission on April 13, 1999 (No. 333-73153), as amended.

Item 2.    Exhibits.

   Exhibit
   Number  Description
   ------  -----------

   1.      Specimen Common Stock Certificate.(1)

   2.      Registrant's Certificate of Incorporation.(1)

   3.      Registrant's Amended and Restated Bylaws.(1)

   4.      Registrant's Restated Certificate of Incorporation.(1)


-----------------------
   (1) Filed with the Securities and Exchange Commission as an exhibit to Registrant's Form S-1 Registration Statement, No. 333-73153, as amended, and incorporated herein by reference.
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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   Copper Mountain Networks, Inc.
                                       (Registrant)



Date:  April 23, 1999              By: /s/ John A. Creelman
                                   ---------------------------------------------
                                   John A. Creelman
                                   Vice President of Finance, Chief Financial
                                   Officer and Secretary